UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts		02140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 29, 2024, the stockholders of Spero Therapeutics, Inc. (the “Company”) approved an amendment to the Company’s 2017 Stock Incentive Plan (as amended, the “2017 Plan”) to increase in the number of shares of the Company’s common stock authorized for issuance under the 2017 Plan by 3,000,000 shares.

A detailed summary of the material features of the 2017 Plan is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on April 16, 2024. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

(a) On May 29, 2024, the Company held its Annual Meeting. Of the 53,892,889 shares of common stock issued and outstanding and eligible to vote as of the record date of April 5, 2024, a quorum of 36,772,282 shares, or 68.23% of the outstanding shares, were present in person or by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s board of directors as Class I directors until the Company’s 2027 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Scott Jackson	23,024,499	1,712,167	12,035,616
John C. Pottage, Jr., M.D.	24,467,399	269,267	12,035,616
Cynthia Smith	24,424,540	312,126	12,035,616

2. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
36,628,785	137,585	5,912	0

3. The advisory vote of the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
23,890,281	442,014	404,371	12,035,616

4. The amendment to the 2017 Plan was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,794,466	1,882,600	59,600	12,035,616

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1#	Spero Therapeutics, Inc. 2017 Stock Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2024	SPERO THERAPEUTICS, INC.

	By:	/s/ Esther Rajavelu
Esther Rajavelu
Chief Financial Officer and Chief Business Officer

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